Void after 5:00 p.m., New York Time on ______ ___, 200__
              Warrant to Purchase _________ Shares of Common Stock

                        ---------------------------------

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                                eAUTOCLAIMS, INC.
                        ---------------------------------


                   THIS WARRANT AND THE SHARES OF COMMON STOCK
                   ISSUABLE PURSUANT TO THIS WARRANT HAVE NOT
                   BEEN REGISTERED UNDER THE SECURITIES ACT OF
                    1933, AS AMENDED (THE "SECURITIES ACT"),
                     AND ARE BEING OFFERED AND SOLD PURSUANT
                           TO RULE 506 OF REGULATION D


     FOR  VALUE  RECEIVED,   eAutoclaims,   Inc.,  a  Nevada   corporation  (the
"Company"), grants the following rights to _____________________ ("Holder"):


                           ARTICLE 1. DEFINITIONS.
                           ----------------------

As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

     (a) "Common Stock" shall mean the common stock, par value $0.001 per share, of the Company.

     (b) "Corporate Office" shall mean the office of the Company (or its successor) at which at any particular time its principal business shall be administered.

     (c) "Closing" shall have mean the date the Company receives funds from the Units as described in the Confidential Private Offering Term Sheet and Subscription Agreement.

     (d) "Exercise Date" shall mean any date upon which the Holder shall give the Company a Notice of Exercise.

     (e) "Exercise Price" shall mean the price to be paid to the Company for each share of Common Stock to be purchased upon exercise of this Warrant in accordance with the terms hereof. The Exercise Price is $.30 per Share, subject to the anti-dilution provisions of Section 2.5.

     (f) "Expiration Date" shall mean 5:00 p.m. (New York time) on __________, 200__.

     (g) "SEC" shall mean the United States Securities and Exchange Commission.

     (h) ""Underlying Shares" shall mean the shares of the Common Stock issuable upon exercise of the Warrant.

                      ARTICLE 2. EXERCISE AND AGREEMENTS.
                      -----------------------------------

     2.1 Exercise of Warrant. This Warrant shall entitle Holder to purchase up to ____________________________________________ (______________) shares of
Common Stock (the "Shares") at the Exercise Price. This Warrant shall be exercisable at any time and from time to time prior to the Expiration Date (the "Exercise Period"). This Warrant and the right to purchase Shares hereunder shall expire and become void at the Expiration Date.

     2.2 Manner of Exercise.

     (a) Holder may exercise this Warrant at any time, starting at the time of closing and from time to time during the Exercise Period, in whole or in part (but not in denominations of fewer than 1,000 Shares, except upon an exercise of this Warrant with respect to the remaining balance of Shares purchasable hereunder at the time of exercise), by delivering to the Company (i) a duly executed Notice of Exercise in substantially the form attached as Appendix 1 hereto, and (ii) a wire transfer or check for the aggregate Exercise Price of the Shares being purchased.

     (b) From time to time upon exercise of this Warrant, in whole or part, in accordance with its terms, the Company will instruct its transfer agent to deliver stock certificates to the Holder representing the number of Shares being purchased pursuant to such exercise, subject to adjustment as described herein.

     (c) Promptly following any exercise of this Warrant, if the Warrant has not been fully exercised and has not expired, the Company will deliver to the Holder a new Warrant for the balance of the Shares covered hereby.

     2.3 Termination. All rights of the Holder in this Warrant, to the extent they have not been exercised, shall terminate on the Expiration Date.

     2.4 No Rights Prior to Exercise.  Prior to its exercise pursuant to Section
2.2 above, this Warrant shall not entitle the Holder to any voting or other rights as holder of Shares.

     2.5 Adjustments.

     (a) Dilutive Issuances. Subject to the provisions and exclusions set forth herein, the Warrant is subject to "full ratchet" anti-dilution protection relating to the issuance of any future equity securities or common stock equivalents that are not currently outstanding, which contain a purchase, conversion or exercise price below the Warrant exercise price of $.30 per Share (collectively "Dilutive Issuance"). If the Company issues any equity securities or common stock equivalents that equate to a Dilutive Issuance because the issuance, conversion or exercise price of such security is less than the Exercise Price, then the Exercise Price shall be immediately adjusted downward to equal the price in the Dilutive Issuance. Notwithstanding the foregoing, it is understood that the conversion of currently outstanding Series A Preferred Stock and currently outstanding convertible notes are excluded from the definition of a Dilutive Issuance. The issuance of equity securities pursuant to employee/consultant/director equity compensation arrangements shall apply to this anti-dilution provision only if they are issued below the common stock current market value at the time of issuance and the issuance has not been approved by the Placement Agent, which approval shall not be unreasonably withheld.

     (b) Reclassification. In case of any reclassification, stock split, or reverse stock split, capital reorganization, stock dividend or other change of outstanding shares of Common Stock, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such capital reorganization, stock dividend, stock split, or reverse stock split, as the Holder would have been entitled to receive had the Holder exercised this Warrant in full immediately before such reclassification, capital reorganization, stock dividend, stock split, or reverse stock split, or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2.5. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations, stock dividends, stock split, or reverse stock split, and other changes of outstanding shares of Common Stock.

     (c) Merger. In the case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization, stock dividend or other change of outstanding change of outstanding common stock), or in the case of any sale or conveyance to another corporation of the property of the corporation as, or substantially as, an entirety (collectively "Sale of the Business") the Company shall give the warrant holder at least twenty (20) business days advance notice of the material terms and conditions of the Sale of Business transaction. The Warrant Holder shall notify the Company within five (5) business days of the expected closing date of the Sale of Business as disclosed in the notification by the Company to the Warrant Holder of the Warrant Holder's intent to exercise this Warrant, which exercise shall include the notice of exercise and a bank cashier's or certified check for the aggregate Exercise Price of the underlying Shares being purchased. If the Warrant Holder does not timely elect to exercise the Warrant in accordance with these provisions the Warrant shall terminate and be null and void.

     2.6 Fractional Shares. No fractional Shares shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded up to the nearest whole Share. If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by issuing Holder an additional full Share.

         ARTICLE  3.  REPRESENTATIONS AND COVENANTS OF THE COMPANY.

     3.1 Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

     (a) All Shares which may be issued upon the exercise of the purchase right represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully-paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws, and not subject to any pre-emptive rights.

     (b) The Company is a corporation duly organized and validly existing under the laws of the State of Nevada, and has the full power and authority to issue this Warrant and to comply with the terms hereof. The execution, delivery and performance by the Company of its obligations under this Warrant, including, without limitation, the issuance of the Shares upon any exercise of the Warrant have been duly authorized by all necessary corporate action. This Warrant has been duly executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting enforceability of creditors' rights generally and except as the availability of the remedy of specific enforcement, injunctive relief or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     (c) The Company is not subject to or bound by any provision of any certificate or articles of incorporation or by-laws, mortgage, deed of trust, lease, note, bond, indenture, other instrument or agreement, license, permit, trust, custodianship, other restriction or any applicable provision of any law, statute, rule, regulation, judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator which could prevent or be violated by or under which there would be a default (or right of termination) as a result of the execution, delivery and performance by the Company of this Warrant.

     (d) The Company is subject to the reporting  requirements  of Section 13 or
Section 15d of the Securities Exchange Act of 1934, as amended. The Company shall to issue the Warrants and the Underlying Shares pursuant to Rule 506 of Regulation D promulgated under the Securities Act.

     (e) The Company shall enter into a registration rights agreement with respect to the underlying shares.

                        ARTICLE 4. REDEMPTION OF WARRANTS

     4. Redemption of Warrants. The Warrants are not redeemable for one (1) year from the Closing. Thereafter, as along as the underlying shares are covered by an effective registration statement the Company, at its option, may redeem all or any portion on a pro rata basis, of the outstanding Warrants at a price of $.01 per Warrant, upon at least 10 days' notice to the registered Holders of Warrants, provided that the average closing price per share of Common Stock (determined as hereinafter provided) shall have been $.50 or greater than the applicable Exercise Price for a period of 20 consecutive business days ended immediately prior to the date of such notice. For the purpose of determining whether the Company may redeem the Warrants pursuant to this Section 4, the closing price per share of Common Stock for each day shall be the last reported sales price, regular way, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case, on any exchange (NASDAQ or OTC:BB) on which the Common Stock is listed or admitted to trading, or, if there is no such representative closing bid on NASDAQ or OTC.BB on such day, a price determined in any reasonable manner approved by the Board of Directors of the Company.

     If the Company shall elect to redeem the Warrants pursuant to this Section 4, notice of redemption shall be given to the Holders of all outstanding Warrants at least 10 days prior to the date fixed for redemption, to their last addresses as they shall appear on the warrant register, but failure to give such notice by mail to the Holder of any Warrant, or any defect therein, shall not affect the validity of the proceedings for the redemption of any other Warrants. The notice shall state that the Company is redeeming the Warrant pursuant to the
Section 4 at the redemption price of $.01 per Warrant, and the date fixed for redemption; shall state that payment of the redemption price of the Warrants will be made at the corporate offices of the Company upon presentation and surrender of such Warrants; shall state that the right to exercise the Warrants will terminate as provided in this Agreement (stating the date of such termination); and shall state the Exercise Price. The date of redemption for the Warrants pursuant to this Section 4 shall be any date chosen by the Company which complies with the notice requirement set forth in this Section 4. Warrant Holders shall have the right to exercise the Warrants during this ten (10) day notice period by complying with the manner of exercise provisions of Section
2.2. If a Warrant Holder does not elect to exercise during this ten (10) day redemption notice period, the Warrants shall be considered redeemed and cancelled. If the giving of notice of redemption shall have been completed as provided above, and if funds sufficient for the redemption of the Warrants pursuant to this Section 4 shall have been deposited into a separate bank account for such purpose, the right to exercise the Warrants shall terminate, provided the Warrant holder does not exercise during the ten (10) day redemption notice period, at the close of business on the business day preceding the date fixed for redemption, and the Holder of each Warrant shall thereafter be entitled upon surrender of his Warrant, only to receive $.01 per Warrant, without interest.

                   ARTICLE 5. MISCELLANEOUS.
                   -------------------------

     5.1 Transfer. This Warrant may not be transferred or assigned, in whole or in part, at any time, except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter and a legal opinion reasonably satisfactory to the Company), provided that this Warrant may not be transferred or assigned such that either the Holder or any transferee will, following such transfer or assignment, hold a Warrant for the right to purchase fewer than 1,000 Shares.

     5.2 Transfer Procedure. Subject to the provisions of Section 5.1, Holder may transfer or assign this Warrant by giving the Company notice setting forth the name, address and taxpayer identification number of the transferee or assignee, if applicable (the "Transferee") and surrendering this Warrant to the Company for reissuance to the Transferee (and the Holder, in the event of a transfer or assignment of this Warrant in part). (Each of the persons or entities in whose name any such new Warrant shall be issued are herein referred to as a Holder").

     5.3 Loss, Theft, Destruction or Mutilation. If this Warrant shall become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Warrant in exchange for and upon surrender and cancellation of such mutilated or defaced Warrant or, in lieu of and in substitution for such Warrant so destroyed, lost or stolen, upon the Holder filing with the Company evidence satisfactory to it that such Warrant has been so mutilated, defaced, destroyed, lost or stolen. However, the Company shall be entitled, as a condition to the execution and delivery of such new Warrant, to demand indemnity satisfactory to it and payment of the expenses and charges incurred in connection with the delivery of such new Warrant. Any Warrant so surrendered to the Company shall be canceled.

     5.4 Notices. All notices and other communications from the Company to the Holder or vice versa shall be deemed delivered and effective when given personally, by facsimile transmission and confirmed in writing or mailed by first-class registered or certified mail, postage prepaid at such address and/or facsimile number as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or the Holder from time to time.

     5.5 Waiver. This Warrant and any term hereof may be changed, waived, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     5.6 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law.

Dated:                          eAUTOCLAIMS, INC.

Attest: ____________________    By:
                                   ____________________________________________
                                Name:  Eric Seidel
                                Title: President


                                HOLDER:

              (Individual)      _______________________________________________
                                Print Name:____________________________________




              (Entity)           By: __________________________________________
                                 Print Name:___________________________________
                                 Title:________________________________________
MTC/as/317473

                                   APPENDIX 1

                               NOTICE OF EXERCISE


     1. The undersigned hereby elects to purchase __________ shares of the Common Stock of eAutoclaims, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

     3. The undersigned represents it is acquiring the shares solely for its own account and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.


                                    ________________________________________
                                           (Signature)



__________________
        (Date)


MTC/as/317473

21702.0001 #487639




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